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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Tipperary Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TIPPERARY CORPORATION
633 Seventeenth Street
Suite 1550
Denver, Colorado 80202

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON
April 26, 2005

TO THE SHAREHOLDERS:

Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of Tipperary Corporation (the "Company"), a Texas corporation, will be held in Salons 5 and 6 of the Marriott City Center, 1701 California Street, Denver, Colorado, on Tuesday, April 26, 2005, at 10:00 a.m., local time, for the purpose of taking action on:

1.
The election of seven (7) directors to serve until the next Annual Meeting of Shareholders or until their successors shall be duly elected and qualified;

2.
The ratification of the reappointment of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as the Company's independent auditors for 2005;

3.
A proposal to amend the Articles of Incorporation to increase the Company's authorized shares of Common Stock from 50,000,000 to 100,000,000 shares;

4.
To consider and act upon a proposal to grant warrants to purchase our Common Stock in the following amounts to officers and directors of the Company:

		Total Shares Subject to Exercise
a.	Kenneth L. Ancell—Officer and Director	50,000
b.	David L. Bradshaw—Officer and Director	200,000
c.	Jeff T. Obourn—Officer	25,000
d.	Eugene I. Davis—Director	25,000
e.	Douglas Kramer—Director	25,000
f.	Marshall D. Lees—Director	25,000
g.	Charles T. Maxwell—Director	25,000
h.	D. Leroy Sample—Director	25,000
5.
The transaction of such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Company's Board of Directors has fixed the close of business on March 9, 2005, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. These materials were first mailed to shareholders on or about March 31, 2005. The principal executive office and mailing address of the Company is set forth above.

Information concerning the matters to be acted upon at the Annual Meeting is set forth in the accompanying Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS
Elaine R. Treece Corporate Secretary

Date: March 28, 2005

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. PLEASE COMPLETE AND PROMPTLY RETURN YOUR SIGNED PROXY IN THE POSTAGE-PAID ENVELOPE. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE. IF YOU ATTEND THE MEETING YOU CAN REVOKE YOUR PROXY AND VOTE IN PERSON.

TIPPERARY CORPORATION
PROXY STATEMENT
SOLICITATION OF PROXY

The accompanying proxy is solicited on behalf of the Board of Directors of the Company in connection with the Annual Meeting of Shareholders to be held on Tuesday, April 26, 2005, ("Annual Meeting") in Salons 5 and 6 of the Marriott City Center, 1701 California Street, Denver, Colorado, at 10:00 a.m., local time.

The annual meeting will be held to elect seven directors to hold office until the next annual meeting or until their successors are otherwise appointed or elected, to ratify the reappointment of the Company's independent auditors, and to amend the Articles of Incorporation to increase our authorized shares of Common Stock and approve warrant grants to officers and directors in respect of 400,000 shares of our Common Stock.

The cost of preparing, assembling and mailing the Notice of Annual Meeting of Shareholders, Proxy Statement and form of proxy, which are first being mailed to the shareholders on or about March 31, 2005, will be borne by the Company. It is contemplated that solicitation of proxies will be primarily by mail, but may be supplemented with personal solicitation by the Company's officers, directors and other regular employees to whom no additional compensation will be paid.

REVOCATION OF PROXY

Any shareholder giving a proxy may revoke it at any time prior to its use by notifying the Company either in person or by written notice of the revocation or by submitting a duly executed proxy bearing a later date which is received by the Company at least two business days prior to the meeting. Shareholder attendance at the Annual Meeting may revoke any proxy given by such shareholder. If no specification is made on the proxy, the shares will be voted in accordance with the recommendation of the Board of Directors, as stated herein, or at the discretion of the named proxy with regard to any other matter that may properly come before the Annual Meeting.

VOTING AT THE ANNUAL MEETING

The close of business on March 9, 2005, has been fixed by the Company's Board of Directors as the record date for the determination of shareholders entitled to vote at the Annual Meeting. As of that date, the Company had issued and outstanding 41,355,994 shares of Common Stock, par value $.02 per share.

The Company's Articles of Incorporation do not permit cumulative voting by shareholders. The Common Stock is the Company's only class of voting securities. Accordingly, each holder of Common Stock as of the record date will be entitled to cast one vote for each share of Common Stock held.

A quorum for the Annual Meeting will consist of attendance, either in person or by proxy, of a majority of outstanding shares of Common Stock. Of the votes cast at the Annual Meeting, a vote of the holders of a majority of the Common Stock present, either in person or by proxy, is required to elect each director nominee, to ratify the reappointment of PricewaterhouseCoopers as the Company's independent auditors for 2005 and approve the proposal to grant warrants to officer and directors in respect of 400,000 shares of Common Stock. A vote of two-thirds of the outstanding shares of Common Stock is required to amend the Articles of Incorporation to increase the Company's authorized shares of Common Stock.

Votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in "street name") but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors and ratification of auditors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of March 9, 2005, regarding the beneficial ownership by persons and entities known by the Company to beneficially own more than 5% of the outstanding Common Stock. Except as otherwise indicated, to the knowledge of the Company, each person or entity whose name appears below has sole voting and investment power over its respective shares of Common Stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class
Slough Estates USA Inc.(1) 444 N. Michigan Avenue, Suite 3230 Chicago, Illinois 60611	24,238,844	(2)	56.3%
Wellington Management Company, LLP(3) 75 State Street Boston, Massachusetts 02109	5,640,462		13.6%
Columbia Wanger Asset Management, L.P.(4) 227 West Monroe Street, Suite 3000 Chicago, Illinois 60606	2,611,712		6.3%

(1)
Slough Estates USA Inc. ("Slough"), a Delaware corporation, is a wholly owned U.S. subsidiary of Slough Trading Estate Limited ("STEL"), which is a wholly owned subsidiary of Slough Estates plc ("SEL"). The board of directors of SEL ultimately exercises voting and dispositive power with regard to the shares of the Company's Common Stock. SEL is a publicly held limited liability company. The principal office of both SEL and STEL is located at 234 Bath Road, Slough SL1 4EE, England.

(2)
Includes 216,571 shares held as collateral for a loan due from the estate of a former director of the Company and 1,700,000 shares covered by warrants, of which 500,000 shares are covered by warrants expiring on December 22, 2005 and exercisable at $3.00 per share and 1,200,000 shares are covered by warrants which expire December 23, 2009 and are exercisable at $2.00 per share.

(3)
This information is based on Schedule 13G filed with the United States Securities and Exchange Commission on February 14, 2005 by Wellington Management Company, LLP ("WMC"), parent company of Wellington Trust Company, NA ("WTC"). WTC is a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934. WMC is an Investment Adviser registered under Section 203 of the Investment Advisers Act of 1940. WMC, in its capacity as investment adviser, has shared voting power for 5,640,462 shares and shared dispositive power for 5,739,462 shares. It may be deemed to beneficially own 5,739,462 shares which are held on record by clients of WMC.

(4)
This information is based on Schedule 13G/A filed with the United States Securities and Exchange Commission on February 11, 2004 by Columbia Wanger Asset Management, L.P. ("WAM"), WAM Acquisition GP, Inc., the general partner of WAM ("WAM GP") and Columbia Acorn Trust ("Columbia"). WAM is an Investment Adviser registered under Section 203 of the Investment Advisers Act of 1940; WAM GP is the General Partner of the Investment Adviser and Columbia is an Investment Company registered under Section 8 of the Investment Company Act. All shares are included in the shares beneficially owned by WAM and WAM GP with shared voting and dispositive power. Columbia claims beneficial ownership as to shared voting and dispositive power over 2,265,000 shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

At December 31, 2004, the Company owed Slough and STEL, our majority shareholder, $17.0 million as set forth in the following table:

Lender	Borrower	Loan Initiated	USD Current Balance	Due Date	Annual Rate	Purpose
STEL	Company	MAR 2003	$13.0 Million	APR 2012	13.0%	General corporate
Slough	Company	JUL 2002	$4.0 Million	APR 2006	5.8%	General corporate

Slough Estates plc, STEL's parent, guaranteed to June 9, 2009 recourse borrowings on the Company's Australian credit facility of $150.0 million AUD that closed in June 2004. As consideration for the guarantee, the Company pays 1% per annum on the daily outstanding balance of the debt guaranteed. During 2004, the Company paid guarantee fees of $425,000.

On August 15, 2003, TOGA borrowed $29.7 million ($45 million AUD) from STEL for the sole purpose of paying off the $22 million long-term debt owed TCW Asset Management Company ("TCW") and to substantially fund the $7.7 million repurchase of the 6% overriding royalty held by TCW on the Company's Comet Ridge properties. As a result of retiring the TCW debt, TOGA's intercompany debt with the Company was reduced by approximately $22 million. In addition, TOGA borrowed $55.0 million AUD under a credit facility agreement with STEL to fund its operations in Australia. These loans bore interest at 13% per annum. In connection with these loans, the Company paid arrangement fees of $250,000 USD and $100,000 AUD (approximately $75,000 USD), respectively to STEL. These loans were paid in full June 18, 2004 with funds from an Australian bank senior credit facility.

In March 2003, the Company entered into a credit facility agreement with STEL allowing the Company to borrow on an unsecured basis up to $8.5 million USD for the Company's U.S. operations. On September 3, 2004, the borrowing limit of this facility was amended to $13 million USD. The Company may repay the loan in whole or in part without prepayment penalties. STEL may demand repayment prior to the maturity date of April 2, 2012 provided that STEL gives 18-month notice. The Company is limited in taking on any additional third party indebtedness, either secured or unsecured, or conferring a priority payment in respect of any obligation without first obtaining written approval from STEL so long as the STEL indebtedness exists. In connection with this credit facility, the Company paid STEL arrangement fees of $40,000 USD. The U.S. dollar value of the outstanding balance of this facility as of December 31, 2004 was $13 million.

In 2002, the Company borrowed $4 million from Slough which is evidenced by a note payable that bears interest at LIBOR plus 3.5% (5.806% as of December 31, 2004) and is payable in full on April 30, 2006.

During 2004, the Company paid Slough and STEL interest on the above loans of approximately $198,000 and $5.5 million, respectively.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth information as of March 9, 2005, regarding shares of the Company's Common Stock beneficially owned by each nominee for director, each executive officer named in the table "Executive Compensation" below and by all executive officers and directors as a group. Except as otherwise indicated, to the knowledge of the Company, each person has sole voting and investment power over his or her respective shares of Common Stock. Options or warrants exercisable within 60 days of March 9, 2005 are included within the total beneficial ownership.

Title of Class	Name of Beneficial Owner	Address of Beneficial Owner	Total Beneficial Ownership	Options or Warrants Exercisable Within 60 Days of March 9, 2005	Percentage of Class(1)
Common Stock—$.02 par value	David L. Bradshaw	633 17th Street, Suite 1550 Denver, CO 80202	541,695	503,567	1.3%
	Kenneth L. Ancell	952 Echo Lane, Suite 375 Houston, TX 77024	280,825	271,667	*
	Eugene I. Davis	Five Canoe Brook Drive Livingston, NJ 07039	65,000	65,000	*
	Douglas Kramer	33 West Monroe Chicago, IL 60603	40,000	—	*
	Marshall D. Lees	444 North Michigan Avenue, Suite 3230, Chicago, IL 60611	25,000	25,000	*
	Charles T. Maxwell	145 Mason Street Greenwich, CT 06830	110,000	50,000	*
	D. Leroy Sample	20383 Wildcat Run Drive Estero, FL 33928	61,178	50,000	*
	Jeff T. Obourn	633 17th Street, Suite 1550 Denver, CO 80202	275,334	178,334	*
	Joseph B. Feiten	633 17th Street, Suite 1550 Denver, CO 80202	12,500	12,500	*
	Executive officers and directors as a group, 9 in number		1,411,532		3.3%

(1)
Securities not outstanding but included in the beneficial ownership of each such person are deemed to be outstanding for the purpose of computing the percentage of outstanding securities owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the class owned by any other person. An * designates less than 1%.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us under Rule 16a-3(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") during the fiscal year ended December 31, 2004 and Forms 5 and amendments thereto furnished to us with respect to the fiscal year ended December 31, 2004, as well as any representation from a reporting person that no Form 5 is required, the Company is not aware of any person that failed to file on a timely basis, as disclosed in the aforementioned Forms, reports required by Section 16(a) of the Exchange Act during the fiscal year ended December 31, 2004.

COMMITTEES OF THE BOARD OF DIRECTORS

To assist it in carrying out its duties, the Board has delegated certain authority to three committees whose functions are described below:

Audit Committee

Members at December 31, 2003 and 2004: Directors Davis (Chair), Maxwell and Sample

Number of Meetings in 2004: Six

Functions:

  •
  Assists the Board in fulfilling its oversight responsibilities as they relate to the Company's accounting policies, internal controls, financial reporting practices and legal and regulatory compliance;

  •
  Hires the independent auditors;

  •
  Monitors the independence and performance of the Company's independent auditors and internal auditors;

  •
  Maintains, through regularly scheduled meetings, a line of communication between the Board and the Company's financial management, internal auditors and independent auditors; and

  •
  Oversees compliance with the Company's policies for conducting business, including ethical business standards.

The Board of Directors adopted an Audit Committee Charter on June 13, 2000 and subsequently amended and restated the Charter on March 19, 2004. The amended and restated Audit Committee Charter may be obtained by writing the Secretary of the Company at our address set forth above.

Compensation Committee

Members at December 31, 2003 and 2004: Directors Davis, Kramer (Chair) and Lees

Number of Meetings in 2004: One

Functions:

  •
  Assisting the Board in overseeing the management of the Company's human resources including:

  •
  compensation and benefits programs

  •
  CEO performance and compensation; and

  •
  executive development and succession and diversity efforts

  •
  Oversees the evaluation of management; and

  •
  Prepares the report of the Committee on executive compensation.

Nominating Committee

Members at December 31, 2003 and 2004: Directors Bradshaw (Chair) and Lees

Number of Meetings in 2004: One

Functions:

  •
  Identifies individuals qualified to become board members, consistent with the criteria approved by the Board;

  •
  Recommends director nominees and individuals to fill vacant positions;

  •
  Assists the Board in interpreting the Company's Board Governance Guidelines, the Board's Principles of Conduct and any other similar governance documents adopted by the Board;

  •
  Oversees the evaluation of the Board and its committees; and

  •
  Generally oversees the governance of the Board.

Under American Stock Exchange rules, the Company is considered to be a "controlled" company due to Slough's majority ownership of the Company. Although the Company is not required to maintain a Nominating Committee due to its "controlled" status, the Company has had a Nominating Committee since 1992. Mr. Bradshaw is employed by the Company as its President and Chief Executive Officer. Mr. Lees is not employed by the Company; however, he is an employee of Slough.

This Committee will consider a candidate for director proposed by a stockholder. A candidate must be highly qualified in terms of business experience and be both willing and expressly interested in serving on the Board. A stockholder wishing to propose a candidate for the Committee's consideration should forward the candidate's name and information about the candidate's qualifications to Tipperary Corporation, Nominating Committee, 633 Seventeenth Street, Suite 1550, Denver, Colorado 80202, Attn.: David L. Bradshaw, Chairman.

AUDIT COMMITTEE REPORT

The Audit Committee consists of three directors, each of whom meet the independence requirements of the American Stock Exchange ("AMEX"). The members of the committee are Eugene I. Davis, who serves as Chairman, Charles T. Maxwell and D. Leroy Sample. Mr. Sample has been determined by the Company's Board of Directors to be a financial expert pursuant to the Securities Act of 1933 and AMEX rules. This committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Board of Directors has approved a charter adopted by the Audit Committee. The Audit Committee met six times during 2004.

Management has the primary responsibility for the financial statements and the reporting process, including the Company's systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements for the year ended December 31, 2004 with management, including a discussion of the quality and the acceptability of the Company's financial reporting and controls.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, which includes, among other items, matters related to the audit of the Company's financial statements.

The Audit Committee has obtained from the independent auditors a formal written statement describing any relationships between the auditors and the Company that might bear on the auditors' independence as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and satisfied itself as to the auditors' independence.

Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the Securities and Exchange Commission. The Audit Committee has also approved the reappointment of PricewaterhouseCoopers LLP as the Company's independent auditors.

Eugene I. Davis, Chairman
Charles T. Maxwell
D. Leroy Sample

DIRECTORS MEETINGS AND ATTENDANCE

During the fiscal year ended December 31, 2004, there were three meetings of the Company's Board of Directors. All directors attended at least 75% of the board meetings and committee meetings on which such directors served.

COMPENSATION OF DIRECTORS

Directors who are officers or employees of the Company are not compensated for serving as directors or for attending meetings. During the fiscal year ended December 31, 2004, the Company compensated its nonemployee, outside directors at the rate of $8,000 annually and $1,000 for each board meeting attended. Directors are not compensated for attendance at Board committee meetings.

EXECUTIVE COMPENSATION

The table below presents the compensation awarded to, earned by, or paid to the Company's President and Chief Executive Officer, its Executive Vice President—Corporate Development, its Senior Vice President and its Chief Financial Officer, for the calendar years ended December 31, 2004 and 2003 and 2002. No other executive officer of the Company received total annual salary and bonus for any year in excess of $100,000.

SUMMARY COMPENSATION TABLE

		Annual Compensation					Long-Term Compensation
Awards
Name and Principal Position	Year	Salary		Bonus		Other Annual Compensation(1)	Securities Underlying Options & Warrants	All Other Compensation(2)
David L. Bradshaw, President & Chief Executive Officer	2004 2003 2002	$ $ $	274,064 271,025 242,333	$ $ $	80,000 100,000 60,000	$84,000 — —	— 40,000 —	$ $ $	6,500 6,000 5,500
Kenneth L. Ancell Executive Vice President—Corporate Development	2004 2003 2002	$ $ $	226,645 219,478 216,491	$ $ $	40,000 40,000 40,000	— — —	— 10,000 —	$ $ $	1,434 1,224 1,887
Jeff T. Obourn Sr. Vice President	2004 2003 2002	$ $ $	193,006 186,521 166,137	$ $ $	60,000 70,000 35,000	$8,959 — —	— 20,000 —	$ $ $	2,607 2,375 3,323
Joseph B. Feiten Chief Financial Officer	2004 2003	$ $	138,606 132,309	$ $	20,000 20,000	$13,875 —	— 5,000	$ $	1,460 1,300

(1)
The amounts listed represent the gain on the exercise of options exercised during 2004. The Company furnished other various benefits, the value of which are not reported in this column because the Company has concluded that the aggregate amount of these benefits is less than 10% of cash compensation paid.

(2)
Represents the Company's matching contribution to its Section 401(k) Retirement Savings Plan.

There were no stock warrants or options granted to executive officers during the year ended December 31, 2004.

The following table sets forth information with respect to stock warrants and option exercises during the fiscal year ended December 31, 2004, by the named executive officers and the value of such officer's unexercised stock options and warrants at December 31, 2004:

	Aggregated Warrants and Option Exercises In Last Fiscal Year And Fiscal Year-End Warrants and Option Values
			Number of Unexercised Warrants and Options Held at Fiscal Year End		Value of Unexercised In-the-Money Warrants and Options at Fiscal Year End
Name	Shares Acquired on Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
David L. Bradshaw	80,000	$84,000	490,233	26,667	$1,187,683	$48,267
Kenneth L. Ancell	—	—	268,333	6,667	$585,283	$12,067
Jeff T. Obourn	35,000	$78,958	171,667	13,333	$664,367	$24,133
Joseph B. Feiten	7,500	$13,875	10,833	11,867	$19,517	$21,033

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The table below provides certain information as of December 31, 2004 with respect to compensation plans under which equity securities of the Company are authorized for issuance:

Plan category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders	293,500	$3.68	284,000
Equity compensation plans not approved by security holders	1,201,900	$2.49	—

Total	1,495,400	$2.70	284,000

At December 31, 2004, the Company had 284,000 options outstanding under two plans.

The 1987 Employee Stock Option Plan (the "1987 Plan") provided for option grants for a maximum of 383,000 shares. The 1987 Plan expired December 31, 1996. The 121,000 options outstanding as of December 31, 2004 under this plan have terms of ten years from the dates of grant ending no later than October 2006, an exercise price equal to the fair market value of the stock on the date of grant and qualify as incentive stock options as defined in the Internal Revenue Code of 1986 ("the Code"). These options remain in full force and effect pursuant to each option's terms.

The 1997 Long-Term Incentive Plan (the "1997 Plan") was adopted to replace the expired 1987 Plan. The 1997 Plan was amended in January 2000, to increase the shares of common stock issuable from 250,000 to 500,000 for a period expiring in 2007. The 163,000 options outstanding as of December 31, 2004 under the plan have terms of ten years from the dates of grant and an exercise price equal to the fair market value of the stock on the date of grant. The 1997 Plan provides that participants may be granted awards in the form of incentive stock options, non-qualified options as defined in the Code, stock appreciation rights, performance awards related to the Company's operations, or restricted stock. At December 31, 2004, a total of 293,500 shares were available for future grant.

At December 31, 2004, the Company had 3,191,900 warrants outstanding with directors, employees and non-employees. From time to time, the Company has offered warrants to directors and employees as an incentive to provide long-term service to the Company. The terms of each warrant are negotiated. Less frequently, the Company has offered warrants to consultants as part of their compensation agreements.

PERFORMANCE GRAPH

The following graph compares the annual percentage change in the Company's cumulative total shareholder return (stock price appreciation plus reinvested dividends) on Common Stock with the cumulative total return of the American Stock Exchange (AMEX) Composite Index and the Dow Jones Exploration & Production Index ("Peer Group Index") for the period from December 31, 1999 through December 31, 2004. The Peer Group Index includes 55 companies comparable with the Company. The graph assumes that the value of an investment in the Company's Common Stock and each index was $100 on December 31, 1999. Numerical comparisons are presented following the graph.

COMPARISON OF TOTAL RETURN
AMONG TIPPERARY CORPORATION,
PEER GROUP INDEX AND AMEX MARKET VALUE INDEX

ASSUMES $100 INVESTED ON DECEMBER 31, 1999
ASSUMES DIVIDENDS REINVESTED
YEAR ENDED DECEMBER 31, 2004

	YEARS ENDED DECEMBER 31
	1999	2000	2001	2002	2003	2004
Tipperary	100.00	236.36	117.82	152.00	221.82	361.45
Amex Market Composite Index	100.00	102.38	96.66	94.01	133.83	163.35
Dow Jones Exploration & Production Index	100.00	159.71	146.63	149.81	196.34	278.55

COMPENSATION COMMITTEE REPORT

The Compensation Committee, which is composed of three nonemployee directors, makes recommendations to the Board concerning the compensation of the Company's executive officers. At the end of each year, the Committee evaluates the Company's performance relative to its business plan and its peer group performance. Additionally, each executive officer's contribution to the Company's achievements during the year is evaluated.

The goal of the Compensation Committee is to ensure that the Company employs qualified, experienced executive officers whose financial interest is aligned with that of the shareholders. The Committee considers general industry practice, tax effects and other factors in structuring executive compensation awards. The following is a discussion of forms of compensation currently being utilized.

Base salaries for each of the Company's executive officers are determined by taking into consideration performance, length of tenure with the Company, compensation by industry competitors for comparable positions and career achievements. Salaries paid within the industry are weighted more heavily in setting base salary levels. In order to determine comparable salary levels paid within the industry, the Committee reviews various industry surveys and publicly filed information of its competitors.

In addition to their base salaries, the Company's executive officers may be awarded an annual bonus, depending on Company performance relative to its business plan and the Committee's assessment of the executive officer's personal contribution to such performance. Such performance may be measured by several criteria that are considered important to the Company's success. These criteria are not specifically weighted in the determination of whether to award an annual bonus to an executive officer, since the relative importance of such criteria may change from year to year and the relative responsibilities of each executive officer in the achievement of each of the objectives may differ. Examples of criteria considered are: quantity of oil and gas reserves added; finding cost of oil and gas reserves; control of lifting costs; efficiency of general and administrative expenses, management of exploration projects; and overall financial management.

The Company also utilizes stock warrants and options ("options") as an incentive for executive officers. The size of option grants is dependent on individual performance, level of responsibility and base salary and the number of shares covered by all outstanding options in relation to the total number of outstanding shares of Common Stock and Common Stock equivalents. Options are used in order to align the benefits received by the executive officers with the amount of appreciation realized by the stockholders. Options granted to current officers and directors have been at exercise prices not less than the fair market value of the stock on the date of the grant.

David L. Bradshaw was elected Chief Executive Officer on January 16, 1996. Mr. Bradshaw is currently employed by the Company under a two-year employment agreement entered into September 18, 2001, providing for, among other things, minimum compensation at the rate of $210,000. The agreement will renew automatically for additional two-year periods unless terminated under the terms of the agreement. Mr. Bradshaw's salary for 2002, 2003 and 2004 was $220,000, $250,000 and $255,000, respectively. During 2002, 2003 and 2004 he received bonuses of $60,000, $100,000 and $80,000, respectively. The Compensation Committee reviewed industry salary surveys and determined that Mr. Bradshaw's total cash compensation was comparable to similar positions with industry competitors and reasonable in view of his performance. In evaluating his performance during the last three years and using the above criteria, the Committee considered the significant increase in total proved reserves, the growth of gas sales in Australia, and the accumulation of several domestic exploration prospects. The Committee believes that the combination of stock and cash compensation paid to the chief executive officer is designed to closely align his interests with those of the shareholders, and that his compensation is related directly to his performance as a person with considerable experience and ability in the oil and gas business.

Compensation Committee
as of March 1, 2005
Eugene I. Davis
Douglas Kramer, Chairman
Marshall D. Lees

EMPLOYMENT AGREEMENTS

On September 18, 2001, the Company entered into a two-year employment agreement with David L. Bradshaw for the position of Chairman, President and Chief Executive Officer, providing for, among other things, minimum compensation at the rate of $210,000 per year. In addition, Mr. Bradshaw may receive bonuses at times and in amounts to be determined by the Company's Compensation Committee based upon corporate and individual performance. The agreement will renew automatically for additional two-year periods unless terminated under the terms of the agreement. The employment agreement provides that in the event Mr. Bradshaw's employment is terminated by the Company without cause, other than as a result of death or disability, Mr. Bradshaw will be entitled to any unpaid compensation and bonus, if any, accrued through the date of termination, which shall be one year after notice is given, plus all compensation which accrues for one year following the termination date.

On October 17, 2002, the Company entered into a three-year employment agreement with Kenneth L. Ancell for the position of Executive Vice President—Corporate Development, providing for, among other things, minimum compensation at the rate of $195,000 per year. In addition, Mr. Ancell may receive a performance bonus equal to 20-25% of his basic compensation if he and the Company achieve such performance goals as may reasonably be set in the discretion of management of the Company. The employment agreement provides that in the event Mr. Ancell's employment is terminated by the Company without cause, other than as a result of death or disability, Mr. Ancell will be entitled to any unpaid compensation and bonus, if any, accrued through the date of termination, which requires 15 days notice, plus compensation which accrues for six months following the end of the employment term.

On January 17, 2002, the Company entered into a three-year employment agreement with Jeffrey T. Obourn for the position of Senior Vice President, providing for, among other things, minimum compensation at the rate of $150,000 per year. This agreement was extended for a period of one year on January 6, 2005. In addition, Mr. Obourn may receive bonuses at times and in amounts to be determined by the Company's Compensation Committee and upon approval of the Board of Directors based upon corporate and individual performance. The employment agreement provides that in the event Mr. Obourn's employment is terminated by the Company without cause, other than as a result of death or disability, Mr. Obourn will be entitled to any unpaid compensation and bonus, if any, accrued through the date of termination, which shall be one year after notice is given, plus compensation which accrues for one year following the termination date.

PROPOSAL I
ELECTION OF DIRECTORS

The Company's Bylaws authorize the Board of Directors to be comprised of not less than three nor more than 15 members. The Company's Board of Directors has presently determined that the Board shall be comprised of seven members, but reserves the right to increase the number of directors if the need arises. The seven nominees listed below have been recommended by the Nominating Committee and approved by the full Board of Directors. Upon election, they shall constitute at that date the Company's entire Board of Directors.

The Company has determined that three of the seven nominees listed below are "independent" as defined by the American Stock Exchange. Messrs. Bradshaw and Ancell are not independent since they are also employees of the Company. Messrs. Kramer and Lees are also officers and directors of our majority shareholder, Slough, or its related affiliates.

It is intended that the enclosed proxy will be voted FOR the election of the seven nominees named below to the Company's Board of Directors, unless authority to so vote is withheld on the proxy. In the event any nominee is unable to serve as a director for any reason not currently known or contemplated, the person named as Proxy will have discretionary authority in that instance to vote the proxy for any substitute nominee that the Board of Directors may designate. Each nominee elected to serve as director will hold office until the next Annual Meeting or until his successor is elected and qualified.

The following sets forth information as of March 9, 2005, with respect to each nominee for director:

David L. Bradshaw, 50, has been a director of the Company since January 23, 1990, and became President and Chief Executive Officer of the Company on January 16, 1996. Mr. Bradshaw, a certified public accountant, began his employment with the Company in January 1986, and has held various positions with the Company, including Chief Financial Officer and Chief Operating Officer, prior to his current position. Prior to joining the Company, Mr. Bradshaw was an officer and owner in a privately held oil and gas company.

Kenneth L. Ancell, 62, was elected to the Board of Directors on July 11, 1996, and became Executive Vice President—Corporate Development of the Company in 1999. For 17 years before joining the Company as an employee, Mr. Ancell was a petroleum engineer and a principal in a Houston-based consulting engineering firm. Prior to forming this consulting firm, Mr. Ancell was employed as a petroleum engineer by various energy companies developing coalseam gas projects. He has served as a senior project advisor for the United Nations coalseam gas project in China, and was a Distinguished Lecturer on coalseam gas reserves for the Society of Petroleum Engineers. Mr. Ancell has expertise in oil and gas recovery processes and more than 25 years of coalseam gas experience.

Eugene I. Davis, 50, was elected to the Board of Directors on September 2, 1992, and had served as independent legal counsel to the Company from 1984 until 1992. In 1999, he became Chairman and Chief Executive Officer of PIRINATE Consulting Group, L.L.C., a privately held consulting firm specializing in crisis and turn-around management, merger and acquisition consulting, hostile and friendly takeovers, proxy contests and strategic planning advisory services for public and private business entities. Mr. Davis was Chairman, Chief Executive Officer and President of RBX Industries, Inc. from August 2001 to December 2003, after having been appointed Chief Restructuring Officer in January 2001. From January 2000 through August 2001, Mr. Davis was Chairman and Chief Executive Officer of Murdock Communications Corp., a NASDAQ listed company. From May 1999 through June 2001, he was the Chief Executive Officer of SmarTalk Teleservices, Inc., which had filed a petition under Chapter 11 of the Federal Bankruptcy Code in March 1999. He was Chief Operating Officer of TotalTel USA Communications, Inc. in 1998. Both SmarTalk Teleservices, Inc. and TotalTel USA Communications, Inc. were NASDAQ listed companies. He is a director of Metals USA, Inc., and Knology, Inc., which are public companies, and Eagle Geophysical, Inc. In addition, he is a member of the Board of Advisors of PPM America Special Investment Funds. In 2004, he became a board member of Exide Technologies and chairman of the board of Atlas Air Worldwide Holdings, both of which are public companies.

Douglas Kramer, 68, was elected to the Board of Directors on August 19, 1996. Mr. Kramer is Chairman and a Director of Draper and Kramer, Inc., a real estate management, mortgage banking and advisory company headquartered in Chicago. He is also a Director of Slough Estates plc, a London, England-based property company. He is also Chairman and a Director of Slough Estates USA Inc., a wholly-owned subsidiary of Slough Estates plc.

Marshall D. Lees, 51, was elected to the Board of Directors on September 30, 1995. In 1987 Mr. Lees joined Slough Estates plc, a London, England-based property company. He is the Chief Executive Officer of Slough Estates North America, which includes Slough Estates USA Inc., and Slough Estates Canada Limited. He became an Executive Director of Slough Estates plc in 1998. He is also a Director of Charterhouse Group International, Inc.

Charles T. Maxwell, 73, has been a director of the Company since May 2000. Mr. Maxwell is senior energy analyst with Weeden & Co. L.P., Greenwich, CT, serving institutional clients in the US and abroad. He is also a director of Chesapeake Energy Corporation (CHK-NYSE), a prominent independent gas producer in the US Mid-Continent area. Mr. Maxwell was formerly vice chairman and senior energy strategist at

Cyrus J. Lawrence, Inc., then a member firm of the New York Stock Exchange, where he worked for 29 years.

D. Leroy Sample, 63, was elected to the Board of Directors on November 30, 2000. Mr. Sample was a business assurance partner in the international accounting firm of PricewaterhouseCoopers LLP in Chicago for 24 years until he retired in July 1999. He began his career with the firm in 1963. Mr. Sample is a certified public accountant.

EXECUTIVE OFFICERS

In addition to information regarding Messrs. Bradshaw and Ancell set forth above, the following sets forth information with respect to the remainder of the Company's executive officers:

Jeff T. Obourn, 47, has been a Senior Vice President of the Company since January 16, 1996. He became employed as the Company's Vice President—Land on February 1, 1993. From 1987 to 1993, Mr. Obourn was President of Obourn Brothers, Inc., of Englewood, Colorado, an oil and gas land brokerage business.

Joseph B. Feiten, 52, a certified public accountant, has been the Company's Chief Financial Officer since June 10, 2002. In April 2002, Mr. Feiten returned to consulting to the oil and gas industry after having resigned from PricewaterhouseCoopers in June 2000 to become president of a privately-held company serving pediatricians and children's hospitals. After the merger of Price Waterhouse with Coopers in 1998, Mr. Feiten was the global director of training for the firm's Global Energy & Mining industry program. From 1991 to 1998, he was the director of Coopers & Lybrand's US oil and gas industry program.

There are no family relationships between or among the executive officers and nominees to the Board of Directors of the Company. There are no arrangements or understandings between any of the directors or nominees or any other person pursuant to which any person was or is to be elected as a director or nominee.

CODE OF BUSINESS CONDUCT AND ETHICS

The Company has adopted a Code of Business Conduct and Ethics which is applicable to its directors and employees. A copy may be obtained by writing to our corporate secretary at Tipperary Corporation, 633 17th Street, Suite 1550, Denver, Colorado 80202, phone 303-293-9379.

PROPOSAL 2
APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors, subject to ratification by the shareholders at the Annual Meeting, has reappointed PricewaterhouseCoopers LLP as the Company's independent auditor for 2005. PricewaterhouseCoopers has been the Company's independent accounting firm since 1998. Price Waterhouse LLP served as the Company's independent auditor from 1971 through 1997. The Company has been advised that neither PricewaterhouseCoopers nor any member thereof has any direct financial interest or any material indirect interest in the Company.

PRINCIPAL ACCOUNTANT FEES

During 2004 and 2003, the Company paid the following fees to PricewaterhouseCoopers LLP:

	2004	2003
Audit Fees	$97,000	$101,000
Audit Related Fees	21,000	5,000
Tax fees	—	24,000
All other fees(1)	4,000	27,000

Total	$122,000	$157,000

(1)
Services relating to litigation, acquisitions and oil and gas operations.

To help assure independence of the independent auditors, the Audit Committee has established a policy whereby all audit, review, attest and non-audit engagements of the principal auditor or other firms must be approved in advance by the Audit Committee; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable Securities and Exchange Commission rules. This policy is set forth in an Audit Committee charter. One hundred percent of the fees shown in the principal accountant fees schedule for 2004 were approved by the Audit Committee.

SHAREHOLDERS ARE REQUESTED TO VOTE FOR THE RATIFICATION OF THE REAPPOINTMENT OF PRICEWATERHOUSECOOPERS AS THE COMPANY'S INDEPENDENT AUDITORS FOR 2005.

Representatives of PricewaterhouseCoopers are expected to be present at the Annual Meeting and will be afforded an opportunity to make a statement, if they desire to do so. It is expected that such representatives will be available to respond to appropriate shareholder questions.

PROPOSAL 3
TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE
THE COMPANY'S AUTHORIZED COMMON SHARES

To provide for future capital needs of the Company, the Board of Directors on January 11, 2005, unanimously adopted a resolution, subject to shareholder approval, to amend Article Four of the Company's Articles of Incorporation to provide additional authorized shares of Class A Common Stock (a copy of Article Four, as it is proposed to be amended, is attached to this Proxy Statement as Exhibit A). The proposal provides for an increase in the authorized capital stock as follows:

Title	Shares Currently Authorized	Proposed to be Authorized
Common Stock, $.02 par value	50,000,000	100,000,000
Cumulative Preferred Stock, $1.00 par value	10,000,000	No change
Non-cumulative Preferred Stock, $1.00 par value	10,000,000	No change

Of the 50,000,000 shares currently authorized, 41,365,594 have been issued and approximately 3,473,900 shares are reserved for issuance under options and warrants previously granted, leaving approximately 5,160,506 shares currently available for issuance. There are not a significant amount of shares of Common Stock authorized for issuance. There is no pending or planned transaction which would require the issuance of any of the newly authorized Common Stock. The additional stock, if authorized, will be used from time to time on terms and conditions as then determined by the Board of Directors of the Company in accordance with applicable Texas law. While the Board of Directors has no plans to issue proposed additional authorized stock other than as discussed above, it believes the Company should have the ability to do so if and when the Board determines that such issuance would be in the best interest of its shareholders. The Board believes that by enabling the Company to issue additional stock, the Company will be in a better position to take advantage of future expansion or capital funding opportunities.

Provisions in Article Four concerning the Preferred Stock are not proposed to be amended.

In accordance with the Articles of Incorporation, no holder of shares of Common Stock shall be entitled, as such, to any preemptive right or preferential right to subscribe to any unissued stock or any other securities which the Company may now or hereafter be authorized to issue.

The proposal is not part of a plan by the Company's management to adopt a series of anti-takeover amendments over a period of time, nor does management presently intend to propose other anti-takeover measures in future proxy solicitations. The proposal is not the result of management's knowledge of any specific effort to accumulate securities of the company or to obtain control of the Company be means of a merger, tender offer, solicitation and opposition to management or otherwise. The measure is being proposed for the reasons set forth above.

At present the Company's Articles of Incorporation and Bylaws do not contain other provisions having anti-takeover effect.

As indicated, there is no specific transaction pending or planned for the issuance of the additional Common Stock proposed to be authorized. It is contemplated that such stock, when issued, may be used to acquire additional capital and to fund the future growth of the Company.

If approved by two-thirds of the issued and outstanding shares of Common Stock, the proposed amendment will become effective upon filing of an Amendment to the Company's Articles of Incorporation with the Texas Secretary of State.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE COMPANY'S AUTHORIZED SHARES.

PROPOSAL 4
WARRANTS

Approval of Warrants to be Granted to Certain Officers and Directors of Tipperary Corporation

Stockholders of the Company are being asked to approve the issuance of warrants to purchase Common Stock in the following amounts to officers and directors of the Company:

		Total Shares Subject to Exercise
a.	Kenneth L. Ancell—Officer and Director	50,000
b.	David L. Bradshaw—Officer and Director	200,000
c.	Jeff T. Obourn—Officer	25,000
d.	Eugene I. Davis—Director	25,000
e.	Douglas Kramer—Director	25,000
f.	Marshall D. Lees—Director	25,000
g.	Charles T. Maxwell—Director	25,000
h.	D. Leroy Sample—Director	25,000

Purpose

        The purpose of the warrants is to reward and retain the Company's officers and directors, as well as properly motivate such persons to put forth their best efforts on behalf of the Company and its stockholders. The Board believes that the grant of the above warrants achieves those goals.

Attached as Exhibit B is the standard form of warrant proposed to be issued to each of the above persons.

The vesting of the warrants to be granted will follow a vesting schedule over three years and will expire, if not exercised prior thereto, two years after the resignation or removal of the respective officer from the employ of the Company or a director terminates service. If the recipient should resign or be removed as an employee from the Company, then the warrant will be vested only to the extent vested on such date of resignation or removal according to the vesting schedule. The initial exercise price of the warrants is $4.95 per share, the closing price of our Common Stock on the American Stock Exchange (AMEX) on January 10, 2005.

The provisions as to adjustment of the initial exercise price and the number of shares of Common Stock to be issued include adjustments where the Company subdivides or combines its outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock as well as adjustments if and whenever the Company shall issue or sell any shares of Common Stock for consideration per share of Common Stock that is less than the exercise price in effect immediately prior to the time of such issue or sale at less than the applicable market price under the terms of the warrants; provided, however, that no adjustment to the exercise price may be made by reason of:

  •
  the grant of warrants or the issuance of shares of Common Stock upon the exercise of any outstanding warrants;

  •
  the grant by the Company of options to purchase shares in connection with any purchase or option plan for the benefit of employees of the Company, or any affiliates or subsidiaries thereof; or

  •
  the issuance (whether directly or by assumption in a merger or otherwise) or sale (including any issuance or sale to holders of shares of Common Stock) of any securities convertible into or exchangeable for shares of Common Stock, or the grant of rights to subscribe for or to purchase, or of options for the purchase of shares of convertible securities, regardless of whether the right to convert or exchange such convertible securities or such rights or options are immediately exercisable.

No adjustment of the exercise price will be required to be made by the Company if the amount of any required adjustment is less than 5% of the exercise price. In such case any such adjustment will be carried forward and will be made at the time of and together with the next subsequent adjustment which, together with any adjustment carried forward, will amount to not less than 5% of the exercise price.

Federal Income Tax Consequences to the Recipients and the Company

        The tax consequences of the warrants under current federal law are summarized in the following discussion which deals with the general tax principles applicable to the grant of the warrants, and is intended for general information only. For federal income tax purposes, the recipient of the warrants granted will not have taxable income upon the grant of the warrant, nor will the Company then be entitled to any deduction. Generally, upon exercise of warrants, the holder will realize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the exercise price and the fair market value of the stock on the date of exercise. A holder's basis for the stock for the purpose of determining his gain or loss on his subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the warrant.

Recommendation

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE GRANT OF THE ABOVE DESCRIBED WARRANTS.

FORM 10-K

Shareholders may obtain, without charge, the Company's Annual Report on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission by writing to the Secretary of the Company at 633 Seventeenth Street, Suite 1550, Denver, Colorado 80202, or through a link on the Company's website at www.tipperarycorp.com.

SHAREHOLDER PROPOSALS

Under the rules of the SEC, if a shareholder wants us to include a proposal in our proxy statement and form of proxy for presentation at our 2006 Annual Meeting of Shareholders, the proposal must be received by us at our principal executive offices at 633 17thStreet, Suite 1550, Denver, Colorado 80202 by November 30, 2005. The proposal should be sent to the attention of Secretary of the Company. The SEC also sets forth procedures under which shareholders may make proposals outside of the process described above in order for a shareholder to nominate persons for election as Directors or to introduce an item of business at an Annual Meeting of Shareholders. These procedures require that shareholders must submit nominations or items of business in writing to the Secretary of the Company at our principal executive offices. We must receive the notice of your intention to introduce a nomination or to propose an item of business at our 2006 Annual Meeting no later than:

  •
  60 days in advance of the 2006 Annual Meeting if it is being held within 30 days preceding the anniversary date (April 26, 2005) of this year's meeting; or

  •
  90 days in advance of the meeting if it is being held on or after the anniversary date of this year's meeting.

For any other meeting, the nomination or item of business must be received by the tenth day following the date of public disclosure of the date of the meeting. These requirements are separate from and in addition to the SEC's requirements described in the first paragraph of this section relating to including a proposal in our proxy statements.

Our Annual Meeting of Shareholders is generally held on the last Tuesday of April. Assuming that our 2006 Annual Meeting is held on schedule, we must receive notice of your intention to introduce a nomination or other item of business at that meeting by February 25, 2006.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Because of the Company's small size, to date it has not developed formal processes by which shareholders may communicate directly with directors. Instead, the Company believes that its informal process by which any communication sent to the Board of Directors either generally or in care of a corporate officer, has served the shareholders' needs. In view of recently adopted SEC disclosure requirements related to this issue, the Board of Directors expects to review in the coming months whether more specific procedures are required. Until any other procedures are developed and posted on the Company's web site at www.tipperarycorp.com, any communication to the Board of Directors may be mailed to the Board, in care of the Secretary of the Company, at 633 Seventeenth Street, Suite 1550, Denver, Colorado 80202. Shareholders should clearly note on the mailing envelope that the letter is a "Shareholder-Board Communication." All such communications should identify the author as a shareholder and clearly state whether the intended recipients are all members of the board of directors or just certain specified individual directors. The Secretary of the Company will make copies of all such communications and circulate them to the appropriate director or directors.

DISCRETIONARY AUTHORITY

The Company's Board of Directors does not know of any other business to be presented at the Annual Meeting. If any other matter properly comes before the Annual Meeting, however, it is intended that the person named in the enclosed proxy will vote said proxy in accordance with his best judgment.

BY ORDER OF THE BOARD OF DIRECTORS
Elaine R. Treece Corporate Secretary

Date: March 28, 2005

Exhibit A
(AS PROPOSED TO BE AMENDED)

ARTICLE FOUR

The total number of shares of all classes of stock which the Corporation shall have authority to issue is one hundred twenty million (120,000,000) shares, consisting of ten million (10,000,000) shares of Cumulative Preferred Stock of the par value of one dollar ($1.00) per share, ten million (10,000,000) shares of Non-cumulative Preferred Stock of the par value of one dollar ($1.00) per share, and one hundred million (100,000,000) shares of Common Stock of the par value of two cents ($.02) per share. The Cumulative Preferred Stock and Non-cumulative Preferred Stock are sometimes hereinafter referred to jointly as the "Preferred Stock" and shall be equal in rights and preferences and in all respects identical except as specifically set forth in the preferences, limitations and relative rights of the Preferred Stock. The preferences, limitations and relative rights of the Preferred Stock and Common Stock shall be as follows:

(A)
PREFERRED STOCK

        (1)   The shares of each class of Preferred Stock may be divided into and issued in series. Each such series shall be so designated as to distinguish the shares thereof from the shares of all other series and classes, and all shares of the Preferred Stock shall be identical, except as set forth in Section 3(a) and Section 4 hereof and as to the following relative rights and preferences, as to which there may be variations between different series:

    (a)
    The rate of dividend;

    (b)
    The price at, and the terms and conditions on which, shares may be redeemed;

    (c)
    The amount payable upon shares in the event of involuntary liquidation;

    (d)
    The amount payable upon shares in the event of voluntary liquidation;

    (e)
    Mandatory or optional sinking fund provisions, if any, for the redemption or purchase of shares;

    (f)
    The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion; and

    (g)
    Voting rights, including the number of votes per share, or any fraction thereof, the matters on which such shares can vote and the contingencies which make such voting rights effective.

        (2)   The Board of Directors of the Corporation is hereby authorized, from time to time, by resolution or resolutions providing for the issuance thereof, to divide the shares of Cumulative Preferred Stock and Non-cumulative Preferred Stock into and to establish series thereof, to designate each such series, to fix and determine the relative rights and preferences of the shares of any series so established, and to issue and sell any and all of the authorized and unissued shares of Preferred Stock as shares of any series thereof established by action of the Board of Directors pursuant hereto.

        (3)   Except as specifically noted, the following provisions shall apply to all shares of the Preferred Stock irrespective of class or series:

          (a)   To the extent that the resolution or resolutions creating any series of either class of Preferred Stock shall provide that any dividends shall be paid thereon, the holders of Preferred Stock of each such class and series shall be entitled to receive on the dates and for the periods hereafter specified by the Board of Directors, dividends in cash, payable when, if, and as declared by the Board of Directors out of any funds legally available therefore, at such rates as shall be determined by the Board of Directors for the respective series, from the date upon which such shares shall have been originally issued.

1

            (i)    With respect to Cumulative Preferred Stock, such dividends if any, shall be cumulative from the date of issue, and no dividend other than a dividend payable in Common Stock of the Corporation) or other distribution shall be paid or declared or made on, and no amounts shall be applied to the purchase or redemption of, Non-cumulative Preferred Stock, the Common Stock or any other class of stock ranking junior to the Cumulative Preferred Stock as to dividends or assets unless (i) full cumulative dividends for all past dividend periods shall have been paid or declared and set apart for payment, and full dividends for the then current dividend period shall have been or simultaneously therewith shall be paid or declared and set apart for payment on outstanding Cumulative Preferred Stock of all series entitled to receive dividends at the rates determined for the respective series; and (ii) after giving effect to such payment of dividends, other distribution, purchase, or payment of dividends, other distribution, purchase, or redemption, the aggregate capital of the Corporation applicable to all capital stock of the Corporation then outstanding, plus the consolidated earned and capital surplus of the Corporation, shall exceed the aggregate amount payable on involuntary dissolution, liquidation or winding up of the Corporation on all shares of the Preferred Stock and all stock ranking prior to or on a parity with the Preferred Stock as to dividends or assets outstanding after the payment of such dividends, other distribution, purchase, or redemption. Accumulations of dividends shall not bear interest. Dividends shall not be paid or declared and set apart for payment on the Cumulative Preferred Stock of any one series for any dividend period unless dividends have been or are contemporaneously paid or declared and set apart for payment on the Cumulative Preferred Stock of all series entitled thereto for all dividend periods terminating on the same or earlier date.

            (ii)   With respect to Non-cumulative Preferred Stock, no dividend (other than a dividend payable in Common Stock of the Corporation) or other distribution shall be paid or declared or made on, and no amounts shall be applied to the purchase or redemption of the Common Stock or any other class of stock ranking junior to the Non-cumulative Preferred Stock as to dividends or assets unless (i) full cumulative dividends for all past dividend periods shall have been paid or declared and set apart for payment, and full dividends for the then current dividend period shall have been or simultaneously therewith shall be paid or declared and set apart for payment, on outstanding Cumulative Preferred Stock of all series entitled to receive dividends at the rates determined for the respective series (ii) full dividends for the then current dividend period shall have been or simultaneously therewith shall be paid or declared and set apart for payment, on outstanding Noncumulative Preferred Stock of all series entitled to receive dividends at the rates determined for the respective series; and (iii) after giving effect to such payment of dividends, other distribution, purchase, or redemption, the aggregate capital of the Corporation applicable to all capital stock of the Corporation then outstanding, plus the consolidated earned and capital surplus of the Corporation, shall exceed the aggregate amount payable on involuntary dissolution, liquidation or winding up of the Corporation on all shares of the Preferred Stock and all stock ranking prior to or on a parity with the Preferred Stock as to dividends or assets outstanding after the payment of such dividends, other distribution, purchase, or redemption. Dividends shall not be paid or declared and set apart for payment on the Non-cumulative Preferred Stock of any one series for any dividend period unless dividends have been or are contemporaneously paid or declared and set apart for the payment on Non-cumulative Preferred Stock of all series entitled thereto for all dividend periods terminating on the same or earlier date.

          (b)   In the event of any dissolution, liquidation or winding up of the Corporation, whether voluntarily, or involuntarily, the holders of Preferred Stock of each class and series then outstanding, without any preference for the shares of any class or series of Preferred Stock over the shares of any other class or series of Preferred Stock, shall be entitled to receive in cash out of the assets of the Corporation, whether capital or surplus or otherwise, before any distribution of the assets shall be

2

  made to the holders of Common Stock or of any other class of stock ranking junior to the Preferred Stock as to dividends or assets, the amount determined by the Board of Directors, pursuant to the authority granted in Paragraph (A)(2) of this Article, to be payable on the shares of such series in the event of voluntary or involuntary dissolution, liquidation or winding up, as the case may be, together, in all cases involving the Cumulative Preferred Stock with unpaid accumulated dividends, if any, whether such dividends are earned, declared or otherwise, to the date fixed on all shares of the Preferred Stock. In the event of such voluntary or involuntary dissolution, liquidation or winding up, as the case may be, then the assets available for payment shall be distributed ratably among the holders of the Preferred Stock of all classes and series in accordance with the amounts so determined to be payable on the shares of each series in the event of voluntary or involuntary dissolution, liquidation or winding up, as the case may be, in proportion to the full preferential amounts, together with any and all dividend arrearages to which they are respectively entitled. After payment to the holders of the Preferred Stock of the full preferential amounts hereinbefore provided for, the holders of Preferred Stock will have no other rights or claims to any of the remaining assets of the Corporation either upon distribution of such assets or upon dissolution, liquidation, or winding up. The sale of all or substantially all of the property of the Corporation to, or the merger, consolidation or reorganization of the Corporation into or with, any other corporation, or the purchase or redemption by the Corporation of the shares of its Preferred Stock or its Common Stock or any other class of its stock shall not be deemed to be a distribution of assets or a dissolution, liquidation or winding up for the purposes of this paragraph.

          (c)   So long as full cumulative dividends on all outstanding shares of Cumulative Preferred Stock for all dividend periods ending on or prior to the date fixed for redemption and full dividends on all outstanding shares of Non-cumulative Preferred Stock for the then current dividend period shall have been paid or declared and set apart for payment and subject to any applicable requirements of Texas law, the Corporation may (i) at the option of the Board of Directors of the Corporation, redeem the whole or any part of the shares of any class or series of Preferred Stock determined by it to be redeemable pursuant to the authority granted in Paragraph (A) (2) of this Article, and without redeeming the shares of any other class or series thereof; or (ii) redeem the whole or any part of any class or series of Preferred Stock to meet any sinking fund requirement determined pursuant to the authority granted in Paragraph (A) (2) of this Article, and without redeeming the shares of any other class or series thereof, in each case on the terms and conditions and at the redemption price so determined for such series, plus the amount of unpaid accumulated dividends, if any, to the date of such redemption. All such redemptions of Preferred Stock shall be effected in accordance with the procedure for redemptions set forth in the Texas Business Corporation Act in effect at the times of such redemptions.

          On or before the date fixed for redemption, the Corporation may provide for payment of a sum sufficient to redeem the shares called for redemption either (1) by setting aside the sum, separate from its other funds, in trust for the benefit of the holders of the shares to be redeemed; or (2) by depositing such sum in a bank or trust company (either such a financial institution located in Texas having capital and surplus of at least ten million dollars ($10,000,000) according to its latest statement of condition, or in such other financial institution which is now or hereafter duly appointed and acting as transfer agent of the Corporation) as a trust fund, with irrevocable instructions and authority to the bank or trust company to give or complete the notice of redemption and to pay, on or after the date fixed for redemption, the redemption price on surrender of certificates evidencing the shares of Preferred Stock called for redemption. From and after the date fixed for redemption, (a) the share shall be deemed to be redeemed; (b) dividends thereon shall cease to accumulate; (c) such setting aside or deposit shall be deemed to constitute full payment for the shares; (d) the shares shall no longer be deemed to be outstanding; (e) the holders thereof shall cease to be shareholders with respect to such shares; and (f) the holders shall have no right with respect thereto, except the right to receive their proportionate shares of the funds set aside pursuant hereto or deposited upon surrender

3

  of the respective certificates, and any right to convert such shares which may exist. Any interest accrued on funds set aside or deposited pursuant hereto shall belong to the Corporation. If the holders of shares do not, within six (6) years after such deposit, claim any amount so deposited for redemption thereof, the bank or trust company shall upon demand pay over to the Corporation the balance of the funds so deposited and the bank or trust company shall thereupon be relieved of all responsibility to such holders.

          (d)   So long as full cumulative dividends on all outstanding shares of Cumulative Preferred Stock for all dividend periods and full dividends on all shares of Non-cumulative Preferred Stock for the then current dividend period ending on or prior to the date of purchase shall have been paid or declared and set apart for payment and subject to any applicable requirements of Texas law, the Corporation may purchase, directly or indirectly, shares of Preferred Stock of any class or series to the extent of the aggregate of unrestricted capital surplus and unrestricted reduction surplus available therefore.

          (e)   Upon any issue for money or other consideration of any stock of the Corporation that may be authorized from time to time, or treasury stock, no holder of Preferred Stock shall have any preemptive or other right to subscribe for, purchase, or receive any proportionate or other share of the stock so issued, but rather the Board of Directors may dispose of all or any portion of such stock as and when it may determine, free of any such rights, whether by offering the same to shareholders or by sale to other disposition as said Board of Directors may deem advisable.

        (4)   Voting Powers

          (a)   Except as provided by law, as set forth herein or as may be provided with respect to any series by the Board of Directors pursuant to the authority granted in Paragraph (A) (2) of this Article, the holders of Preferred Stock shall not have any right to vote for any purpose or on any matter whatsoever, all such voting power being vested exclusively in the shares of Common Stock. Holders of Preferred Stock shall not be entitled to receive notice of any meeting of shareholders of the Corporation at which they are not entitled to vote.

          (b)   The holders of shares of any and all series of Cumulative Preferred stock outstanding on the record date for any such meeting of the shareholders shall be entitled to vote, as a single class, upon any proposed amendment to these Articles of Incorporation, if such amendment would (i) increase or decrease the aggregate number of authorized shares of Cumulative Preferred Stock; (ii) increase or decrease the par value of shares of Cumulative Preferred Stock; (iii) effect an exchange, reclassification, or cancellation of all or a part of the shares of Cumulative Preferred Stock; (iv) effect an exchange, or create a right of exchange, of all or any part of the shares of another class into shares of Cumulative Preferred Stock; (v) change the designations, preferences, limitations, or relative rights of any series of Cumulative Preferred Stock at the time outstanding in those respects in which the shares thereof vary from shares of other series of Cumulative Preferred Stock at the time outstanding; (vi) change the shares of Cumulative Preferred Stock, whether with or without par value, into the same or a different number of shares either with or without par value, of the same class or another class or classes; (vii) create a new class of Preferred Stock having rights and preferences equal, prior, or superior to the shares of the Cumulative Preferred Stock, or increase the rights and preferences of any class having rights, and preferences equal, prior or superior to the shares of the Cumulative Preferred Stock, or increase the rights and preferences of any class having rights or preferences later or inferior to the shares of the Cumulative Preferred Stock in such a manner as to become equal, prior or superior to the shares of the Cumulative Preferred Stock; or (viii) cancel or otherwise affect accumulated but undeclared dividends on the shares of Cumulative Preferred Stock, and no such proposed amendment shall be deemed to have been adopted and approved without the affirmative vote of holders of that number of shares of Cumulative Preferred Stock then outstanding which shall be required pursuant to the provisions of the Texas Business Corporation Act in effect at the time of such vote.

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          (c)   The holders of shares of any and all series of Non-cumulative Preferred Stock outstanding on the record date for any such meeting of the shareholders shall be entitled to vote, as a single class, upon any proposed amendment to these Articles of Incorporation, if such amendment would (i) increase or decrease the aggregate number of authorized shares of Non-cumulative Preferred Stock; (ii) increase or decrease the par value of shares of Noncumulative Preferred Stock; (iii) effect an exchange, reclassification, or cancellation of all or a part of the shares of Noncumulative Preferred Stock; (iv) effect an exchange, or create a right of exchange, of all or any part of the shares of another class into shares of Non-cumulative Preferred Stock; (v) change the designations, preferences, limitations, or relative rights of any series of Non-cumulative Preferred Stock at the time outstanding in those respects in which the shares thereof vary from shares of other series of Non-cumulative Preferred Stock at the time outstanding; (vi) change the shares of Non-cumulative Preferred Stock, whether with or without par value, into the same or a different number of shares either with or without par value, of the same class or another class or classes; or (vii) create a new class of Preferred Stock having rights and preferences equal, prior, or superior to the shares of the Non-cumulative Preferred Stock, or increase the rights and preferences of any class having rights and preferences equal, prior or superior to the shares of the Noncumulative Preferred Stock, or increase the rights and preferences of any class having rights or preferences later or inferior to the shares of the Non-cumulative Preferred Stock, and no such proposed amendment shall be deemed to have been adopted and approved without the affirmative vote of holders of that number of shares of Noncumulative Preferred Stock then outstanding which shall be required pursuant to the provisions of the Texas Business Corporation Act then in effect at the time of such vote.

          (d)   The holders of shares of any and all classes and series of Preferred Stock outstanding on the record date fixed for any such meeting of the shareholders shall be entitled to vote, as a single class, upon any resolution authorizing (i) any plan of merger or consolidation involving the Corporation; (ii) the dissolution of the Corporation; and (iii) the sale, lease, exchange, or other disposition of all, or substantially all, of the property and assets of the Corporation, if not made in the regular course of business, and no such resolution shall be deemed to have been adopted and approved without the affirmative vote of holders of that number of shares of Preferred Stock then outstanding which shall be required pursuant to the provisions of the Texas Business Corporation Act in effect at the time of such vote.

(B)
COMMON STOCK

        (1)   Dividends

Subject to the provisions of Paragraph (A)(3)(a) of this Article, and after making such provisions, if any, as may be required for any mandatory sinking fund applicable to any class or series of Preferred Stock, cash dividends may be paid on the Common Stock to the exclusion of the Preferred Stock as and when declared by the Corporation out of any funds legally available for the payment of cash dividends.

        (2)   Voting Rights

The holders of shares of Common Stock issued and outstanding, except where otherwise provided by law or by these Articles of Incorporation, shall have and possess the exclusive rights to notice of stockholders' meeting and the exclusive voting rights and powers. Each holder of Common Stock shall be entitled to cast one vote for each share of stock registered in the name of the holder on the books of the Corporation.

        (3)   Distribution of Assets

In the event of any dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, after there shall have been paid or set aside in cash for the holders of Preferred Stock the full preferential amounts, together with any and all dividend arrearages, to which they are entitled pursuant to the provisions of Part (A) of this Article, the funds, assets, and property of the Corporation shall be distributed pro rata to the holders of Common Stock.

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Exhibit B

This Warrant and the rights represented hereby shall not be transferable at any time unless (i) a registration statement under the Securities Act of 1933, as amended, shall be in effect with respect to this Warrant or the Shares issuable hereunder at such time, or (ii) the transfer is made in compliance with the provisions of Section 5.

Number:	Shares

WARRANT
TO PURCHASE SHARES
OF
TIPPERARY CORPORATION

  This certifies that, for value received,                         , an individual residing in                         ,                          ("Holder"), or their registered assigns, is entitled to purchase from TIPPERARY CORPORATION, a Texas corporation (the "Company"),                          (            ) Shares, as defined in Section 3, at the price of                         ($            ) per Share (as defined in Section 3) at any time, or in part from time to time, in accordance with the following Vesting Schedule ("Vesting Schedule"):

	Date:	Total Shares Subject to Exercise
From

From

From

This Warrant shall expire, if not exercised prior thereto, two (2) years after the resignation or removal of Holder as an employee or director of the Company. If Holder should resign or be removed as an employee or director from the Company, then this Warrant shall be vested only to the extent vested on such date of resignation or removal according to the Vesting Schedule. The provisions as to adjustment of the initial exercise price set forth above and the number of Shares to be issued upon the occurrence of certain events (the Provisions as to Adjustment) are more fully set forth in Annex 1 hereto. (Hereinafter, the initial exercise price set forth above in this paragraph for the purchase of Shares upon the exercise of this Warrant, as adjusted pursuant to the Provisions as to Adjustment, is referred to as the "Exercise Price"). This Warrant is subject to the following provisions, terms and conditions:

        1.    Exercise of Warrant.

        (a)   The rights represented by this Warrant may be exercised by the Holder, in whole or in part, (but not as to a fractional Share), by the surrender of this Warrant at the Company's principal office located in Denver, Colorado (or such other office or agency of the Company as the Company may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Company at any time within the period above named) and delivery of a completed subscription form in the form attached to this Warrant as Exhibit A, and upon payment to the Company of the Exercise Price for such Shares.

        (b)   Payment of the Exercise Price shall be made by a combination of any one or more of the following:

    (i)
    By application, to the extent permitted by applicable law, of Shares or other securities of the Company owned by the Holder, the value of which for such purpose shall be the fair market value thereof determined in good faith by the Company and the Holder at the time of such

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      exercise; provided, however, that in order to apply such Shares or other securities of the Company in the exercise hereof, each of the following conditions must be met:

      (A)
      such Shares or other securities of the Company shall have been owned, without material encumbrance, contingency or risk of forfeiture relating to the ownership rights, for at least six months and at all times during said six month period by the Holder, and within said six month period such Shares or other securities of the Company shall not have been obtained through exercise of any option, warrant or right to obtain such Shares of other securities or through the conversion of any other security; and

      (B)
      such Shares or other securities shall not be or include: (1) options, warrants or similar rights to acquire Shares or other securities of the Company by the Holder; or (2) securities owned by the Holder which are convertible in whole or in part into Shares or other securities of the Company; and

    (ii)
    in cash or by certified check or bank draft in New York Clearing House funds.

        (c)   The Company agrees that any Shares so purchased by the exercise of this Warrant shall be deemed to be issued to the Holder as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been surrendered, the completed subscription form delivered, and payment in full is made and delivered to the Company for such Shares as aforesaid.

        (d)   Stock certificates evidencing Shares so purchased shall be delivered to the Holder as promptly as practicable, after the rights represented by this Warrant shall have been so exercised. If this Warrant shall have been exercised only in part, and unless this Warrant has expired, a new Warrant representing the number of Shares with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder within such time. Notwithstanding the foregoing, however, the Company shall not be required to deliver any stock certificate evidencing Shares upon exercise of this Warrant except in accordance with the provisions, and subject to the limitations, of Section 5. The Company will pay all expenses and charges payable in connection with the preparation, execution and delivery of stock certificates and any new Warrants.

        2.    Certain Covenants of the Company.    The Company covenants and agrees as follows:

        (a)   All Shares which may be issued upon the exercise of the rights represented by this Warrant (all such Shares, whether previously issued or subject to issuance upon the exercise of this Warrant, are from time to time referred to herein as "Warrant Shares") will, upon issuance, be duly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

        (b)   During the period within which the rights represented by this Warrant may be exercised, and only insofar as the Vesting Schedule herein permits the exercise of this Warrant, the Company will, at all times, have authorized and reserved free of preemptive or other rights for the exclusive purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of Shares to provide for the exercise of rights represented by this Warrant.

        (c)   The Company will not, by amendment or restatement of the Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, issuance or sale of securities or otherwise, avoid or take any action which would have the effect of avoiding the performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith carry out all of the provisions of this Warrant and take all such action as may be necessary or appropriate to protect the rights of the Holder against dilution or other impairment and, in particular, will not permit the par value of any Share to be or become greater than the then effective Exercise Price.

        3.    Definition of Shares.    As used herein, the term "Shares" shall mean and include shares of the Common Stock, par value $.02 per share, of the Company as are constituted and exist on the date hereof, and shall also include any other class of the capital stock of the Company hereafter authorized which shall

2

neither be limited to a fixed sum or percentage of par value in respect to the rights of the holders thereof to receive dividends and to participate in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company, nor be subject at any time to redemption by the Company; provided that the Shares receivable upon exercise of this Warrant shall include only Shares of the type as are constituted and exist on the date hereof or Shares resulting from any reclassification of the Shares as provided for in paragraph (C) of the Provisions as to Adjustment.

        4.    No Rights or Liabilities as a Shareholder.    This Warrant shall not entitle the Holder as such to any rights whatsoever, including, without limitation, voting rights, as a holder of Shares of the Company. No provisions hereof, in the absence of affirmative action by the Holder to purchase Shares, and no mere enumeration herein of the rights or privileges of such holder, shall give rise to any liability of such holder as a holder of Shares of the Company, regardless of who may assert such liability.

        5.    Restrictions on Transfer.

        (a)   This Warrant shall not be exercisable by a transferee hereof and/or transferable and the Warrant Shares shall not be transferable except upon the conditions specified in this Section 5, which conditions are intended, among other things, to ensure compliance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder (collectively the "Securities Act"), in respect of the exercise and/or transfer of this Warrant and/or transfer of such Warrant Shares.

        (b)   This Warrant and the Warrant Shares shall not be transferable (except for a transfer of this Warrant or the Warrant Shares in an offering registered under the Securities Act, including, without limitation, a transfer in a registered offering effected pursuant to Section 6, and any subsequent transfer) unless, prior to any transfer, the Holder shall have received from its transferee reasonable assurances that such person is aware that this Warrant and the Warrant Shares have not been registered under the Securities Act and that such person is acquiring this Warrant or the Warrant Shares for investment only and not with the view to the disposition or public offering thereof (unless in an offering registered under the Securities Act or exempt therefrom), and that such person is aware that the stock certificates evidencing the Warrant Shares shall bear a legend restricting transfer and disposition thereof in accordance with the Securities Act unless, in the opinion of counsel to the Company, such legend may be omitted. In the event of any transfer of this Warrant (other than a transfer in an offering registered under the Securities Act, including, without limitation, a transfer in a registered offering effected pursuant to Section 6, and any subsequent transfer), the Holder shall provide an opinion of counsel, who shall be reasonably satisfactory to the Company, that an exemption from the registration requirements of the Securities Act is available.

        (c)   Any permitted subsequent holder of this Warrant shall be subject to all the terms and conditions herein, and shall acknowledge, in writing, upon receipt of this Warrant his or her acceptance of the terms and conditions herein.

        (d)   To facilitate sales by a holder of this Warrant or Warrant Shares in transactions qualifying under Rule 144 promulgated by the Commission under the Securities Act, if available, the Company agrees to satisfy the current public information requirements of said Rule 144, for as long as the Shares remain registered under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively the "Exchange Act"), and to provide said holder upon request with such other information as such holder may require for compliance with the provisions of said Rule 144.

        6.    Registration Under Securities Act.

        (a)   If the Company, at any time, proposes to register any issuance of its securities under the Securities Act (other than a registration on Form S-8 in connection with an employee stock purchase or option plan or on Form S-4 in connection with mergers, acquisitions or exchange offerings), the Company will at such time give prompt written notice to the holder hereof and to the holders of all other Warrant

3

Shares issuable from any outstanding Warrants (such holders are hereinafter referred to as the "Prospective Sellers" or individually, as a "Prospective Seller") of its intention to do so. Upon the written request of a Prospective Seller, given within 30 days after receipt of any such notice (which request shall state the intended method of disposition of the Warrant Shares to be transferred by such Prospective Seller), the Company shall use its best efforts to cause all Warrant Shares, the holders of which (or of the Warrants to which the same are related), to the extent vested in accordance with the Vesting Schedule, shall have so requested registration of the transfer thereof, to be registered under the Securities Act, all to the extent requisite to permit the sale or other disposition (in accordance with the intended method thereof as aforesaid) by the Prospective Sellers of such Warrant Shares. The rights granted pursuant to this Section 6(a) shall not be effective with respect to the Prospective Seller in the case of an underwritten public offering of securities of the Company by the Company unless each Prospective Seller agrees to the terms and conditions, including underwriting discounts and allowances, specified by the managing underwriter of such offering with respect to such Warrant Shares. The Company shall have the right to reduce the number of Warrant Shares of the Prospective Sellers to be included in a registration statement pursuant to the exercise of the rights granted by this Section 6(a) if, and to the extent, that the managing underwriter of such offering is of the good faith opinion, supported by written reasons therefor, that the inclusion of such Warrant Shares would materially and adversely affect the marketing of the securities of the Company to be offered; provided, that any such reduction of the number of Warrant Shares, the transfer of which is to be registered on behalf of the Prospective Sellers, shall be made on the basis of a pro rata reduction of all Warrant Shares of all Prospective Sellers.

        If and whenever the Company is required by the provisions of this Section 6 to use its best efforts to effect the registration of any transfer of Warrant Shares under the Securities Act, the Company will, as expeditiously as possible,

    (i)
    prepare and file with the Commission a registration statement with respect to such transfer and use its best efforts to cause such registration statement to become and remain effective, but not for any period longer than nine months;

    (ii)
    prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective, and to comply with the provisions of the Securities Act with respect to the transfer of all securities covered by such registration statement, including, without limitation, taking all necessary actions whenever the Prospective Sellers of the Warrant Shares covered by such registration statement shall desire to dispose of the same;

    (iii)
    furnish to each Prospective Seller such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such Prospective Seller may reasonably request in order to facilitate the disposition of the Warrant Shares owned by such Prospective Seller and covered by such registration statement;

    (iv)
    use its best efforts to register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each Prospective Seller shall request, and use its best efforts to do any and all other acts and things which may be reasonably necessary to enable such Prospective Seller to consummate the disposition in such jurisdiction of the Warrant Shares owned by such Prospective Seller and covered by such registration statement; provided that, notwithstanding the foregoing, the Company shall not be required to register in any jurisdiction as a broker or dealer of securities or to grant its consent to service of process in any such jurisdiction solely on account of such intended disposition by such Prospective Seller;

4

    (v)
    furnish to the Prospective Sellers, whose intended dispositions are registered, a signed copy of an opinion of counsel for the Company, in form and substance acceptable to such Prospective Sellers, to the effect that: (A) a registration statement covering such dispositions of Warrant Shares has been filed with the Commission under the Securities Act and has been made effective by order of the Commission, (B) such registration statement and the prospectus contained therein and any amendments or supplements thereto comply as to form in all material respects with the requirements of the Securities Act, and (C) to the best of such counsel's knowledge, no stop order has been issued by the Commission suspending the effectiveness of such registration statement and no proceedings for the issuance of such a stop order are threatened or contemplated;

    (vi)
    furnish to the Prospective Sellers whose intended dispositions are required a blue sky survey in the form and of the substance customarily prepared by counsel for the Company and accepted by sellers of securities in similar offerings, discussing and describing the application provisions of the securities or blue sky laws of each state or jurisdiction in which the Company shall be required, pursuant to Section 6(c)(iv), to register or qualify such intended dispositions of such Warrant Shares, or, in the event counsel for the underwriters in such offering shall be preparing a blue sky survey, cause such counsel to furnish such survey to, and to allow reliance thereon by, such Prospective Sellers;

    (vii)
    otherwise use its best efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, insofar as they relate to such registration and such registration statement; and

    (viii)
    use its best efforts to list such Warrant Shares on any securities exchange on which any securities of the Company are then listed or to admit such Warrant Shares for trading in any national market system in which any securities of the Company are then admitted for trading, if the listing or admission of such securities is then permitted under the rules of such exchange or system.

        (b)   With respect to the registration by the Company of transfers of Warrant Shares under the Securities Act pursuant to Section 6(a), the Company shall pay all expenses incurred by it in complying with this Section 6 (including, without limitation, all registration and filing fees, printing expenses, blue sky fees and expenses, costs and expenses of audits, and reasonable fees and disbursements of counsel for the Company and one special counsel designated by Prospective Sellers owning a majority of the Warrant Shares covered by such registration, but specifically excluding any underwriting discounts and allowances that are allocable to the Warrant Shares being sold by, and which shall be paid by, the Prospective Sellers; provided, however, that if any registration statement filed with the Commission by the Company under Section 6(a) shall not be declared effective by the Commission, such attempted registration shall not constitute a registration under this Section 6(b).

        (c)   It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 6 that each Prospective Seller, the transfer of whose Warrant Shares is registered or to be registered under each such registration, shall furnish to the Company such written information regarding the securities held by such Prospective Seller as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

(d)	(i)	In the event of any registration of any transfer of Warrant Shares under the Securities Act pursuant to this Section 6, the Company will indemnify and hold harmless each Prospective Seller of such securities, each of its officers, directors and partners, and each other person, if any, who controls such Prospective Seller within the meaning of the Securities Act, and each underwriter, if any, who participates in the offering of such securities, against any losses, claims, damages or liabilities (or actions in respect thereof), joint or several, to which each Prospective Seller, officer, director or partner, controlling person or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such transfer of securities was registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, and will reimburse such Prospective Seller and each of its officers, directors and partners, and each such controlling person or underwriter, for any legal or any other expenses reasonably incurred by such Prospective Seller or its officers, directors and partners or controlling persons or by each such underwriter, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus or prospectus or such amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such Prospective Seller specifically for use in the preparation thereof. In the event of any registration by the Company or any transfer of securities under the Securities Act pursuant to this Section 6, each Prospective Seller of Warrant Shares covered by such registration will indemnify and hold harmless the Company, each other person, if any, who controls the Company within the meaning of the Securities Act and each officer and director of the Company and the other Prospective Sellers to the same extent that the Company agrees to indemnify it, but only with respect to the written information relating to such Prospective Seller furnished to the Company by such Prospective Seller aforesaid.

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(ii)
Each indemnified party shall, as promptly as practicable upon receipt of notice of the commencement of any action against such indemnified party or its officers, directors or partners, or any controlling person of such indemnified party, in respect of which indemnity may be sought from an indemnifying party on account of the indemnity agreement contained in Section 6(d)(i), notify the indemnifying party in writing of the commencement thereof. The omission of such indemnified party to so notify the indemnifying party of any such action shall not relieve the indemnifying party from any liability which it may have on account of the indemnity agreement contained in Section 6(d)(i) to the extent that the failure to receive such notice within a reasonable period of time shall not have caused harm, loss or damage to the indemnifying party, provided that, conversely, if such failure to receive notice shall have caused any harm, loss or damage to the indemnifying party, such failure shall constitute a defense to any liability which such indemnifying party may have on account of such agreement to the extent of the harm, loss or damage so caused. In case any such action shall be brought against any indemnified party, its officers, directors and partners, or any such controlling person, and such indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in (and, to the extent that the indemnifying party shall wish, to direct) the defense thereof at the indemnifying party's own expense, in which event the defense shall be conducted by recognized counsel chosen by the indemnifying party and approved by the indemnified party (whose approval shall not unreasonably be withheld) and the indemnified party may participate in such defense at its own expense (unless it is advised by counsel that actual or potential differing interests or defenses exist or may exist, in which case such expenses shall be paid by the indemnifying party, provided that the indemnifying party shall not be required to pay the expenses for more than one counsel for all such indemnified parties).

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        7.    Transfer; Ownership.    Subject to Section 5, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company referred to in Section 1 by the Holder, in person or by a duly authorized attorney, upon surrender of this Warrant, with an assignment, acceptable to the Company, duly completed, at which time a new Warrant shall be made and delivered by the Company, of the same tenor as this Warrant but registered in the name of the transferee. The Holder, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the Holder, when this Warrant shall have been so endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant and to transfer this Warrant on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered Holder as the owner hereof for all purposes. Any transfer of this Warrant shall be made in compliance with the Securities Act and any applicable state securities or blue sky laws.

        8.    Exchange and Replacement.    Subject to Section 7, this Warrant is exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company referred to in Section 1, for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of Shares which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of Shares as shall be designated by the Holder at the time of such surrender. Upon receipt by the Company, at the office or agency referred to in Section 1, of evidence reasonably satisfactory to it of the loss, theft or destruction of this Warrant and of indemnity or security reasonably satisfactory to it (provided that the written indemnity of the Holder shall be deemed reasonably satisfactory to the Company for such purposes), the Company will deliver a new Warrant of like tenor and date in replacement of this Warrant. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any transfer, exchange or replacement. The Company will pay all expenses and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to Section 7 and this Section 8.

        9.    Notices.    Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to,                         ,                         ,                                     , or to such other address as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, 633 Seventeenth Street, Suite 1550, Denver, Colorado 80202, or to such other address as shall have been furnished in writing to the Holder by the Company. Any notice so addressed and mailed by registered or certified mail or otherwise delivered, shall be deemed to be given when actually received by the addressee.

        10.    GOVERNING LAW.    THIS WARRANT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

        11.    Miscellaneous.    This Warrant will be binding upon any entity succeeding to the Company by consolidation or acquisition of all or substantially all of the Company's assets, and upon any successor or assign of the holder hereto. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party (or any predecessor in interest thereof) against whom enforcement of the same is sought. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereon.

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        IN WITNESS WHEREOF, Tipperary Corporation has caused this Warrant to be signed by its duly authorized officers, under its corporate seal, to be dated                         , 20    .

TIPPERARY CORPORATION
BY:

ITS:

(CORPORATE SEAL)
ATTEST:

ITS:	Secretary

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Annex 1

TIPPERARY CORPORATION
PROVISIONS AS TO ADJUSTMENT OF
EXERCISE PRICE AND NUMBER OF SHARES
ISSUED UPON OCCURRENCE OF CERTAIN EVENTS

        The Exercise Price and the number of Shares issuable upon the exercise of the annexed Warrant to purchase shares of TIPPERARY CORPORATION, a Texas corporation (herein and in this Warrant referred to as the "Company"), shall be subject to adjustment from time to time as hereinafter provided; that in no event shall the Exercise Price be increased to a price greater than                          ($            ) per Share, except as provided by paragraph (C). Upon each adjustment of the Exercise Price, the Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Shares obtained by multiplying the number of Shares purchasable pursuant hereto immediately prior to such adjustment by a fraction, the numerator of which is the Exercise Price in effect immediately prior to such adjustment and the denominator of which is the Exercise Price resulting from such adjustment. In making the adjustments to the Exercise Price and the number of Shares issuable upon the exercise of this Warrant, the following provisions shall be applicable:

        (A)  If and whenever the Company shall issue or sell any Shares for consideration per Share that is less than the Exercise Price in effect immediately prior to the time of such issue or sale at less than the Market Price (as hereinafter defined) of such Shares on the date of such issue or sale, then forthwith upon such issue or sale the Exercise Price in effect immediately prior thereto shall be adjusted to an amount (calculated to the nearest cent) determined by dividing (i) an amount equal to the sum of (a) the number of Shares outstanding immediately prior to such issue or sale multiplied by the Exercise Price in effect immediately prior to such issue or sale, and (b) the consideration, if any, received by the Company upon such issue or sale by (ii) the total number of Shares outstanding immediately after such issue or sale; provided, however, that no adjustment shall be made hereunder by reason of:

    (i)
    the grant of this Warrant or the issuance of Shares upon the exercise of this Warrant or any other outstanding Warrant;

    (ii)
    the grant by the Company of options to purchase shares in connection with any purchase or option plan for the benefit of employees of the Company, or any affiliates or subsidiaries thereof; or

    (iii)
    the issuance (whether directly or by assumption in a merger or otherwise) or sale (including any issuance or sale to holders of Shares) of any securities convertible into or exchangeable for Shares (such convertible or exchangeable securities are herein referred to as "Convertible Securities"), or the grant of rights to subscribe for or to purchase, or of options for the purchase of (including any grant of such rights or options to holders of shares, other than pursuant to a dividend on Shares), Shares of Convertible Securities, regardless of whether the right to convert or exchange such Convertible Securities or such rights or options are immediately exercisable.

No adjustment of the Exercise Price shall be required to be made by the Company and no notice hereunder must be given if the amount of any required adjustment is less than 5% of the Exercise Price. In such case any such adjustment shall be carried forward and shall be made (and notice thereof shall be given hereunder) at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to not less than 5% of the Exercise Price.

        (B)  For the purposes of paragraph (A), the following provisions (i) through (vi), inclusive, shall also be applicable:

    (i)
    If, at the time Shares are issued and sold upon the conversion or exchange of Convertible Securities or upon the exercise of rights or options previously granted by the Company, the

1

      price per Share for which such Shares are issued (determined by dividing (a) the total amount, if any, received by the Company as consideration for such Convertible Securities or for the granting of such rights or options, plus the aggregate amount of additional consideration paid to the Company upon the conversion or exchange of such Convertible Securities (which, if so provided in such Convertible Securities, shall be deemed to be equal to the outstanding principal amount of the indebtedness represented by such Convertible Securities) or upon the exercise of such rights or options, by (b) the total number of Shares issued upon the conversion or exchange of such Convertible Securities or upon the exercise of such rights or options shall be less than the Exercise Price in effect immediately prior to such issue, sale or exercise, then the adjustments provided for by the first paragraph of this Annex 1 and paragraph (A) shall be made. In making the adjustment of the Exercise Price provided for by paragraph (A), the amount described in clause (a) of this paragraph (B)(i) shall be considered the consideration received by the Company upon the issue or sale of the Shares for purposes of clause (i)(b) of paragraph (A).

    (ii)
    In case at any time any Shares or Convertible Securities or any rights or options to purchase any Shares or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Shares or Convertible Securities or any rights or options to purchase any Shares or Convertible Securities shall be issued or sold, in whole or in part, for consideration other than cash, the amount of the consideration other than cash received by the Company in exchange for the issue or sale of such Convertible Securities shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith; provided that if the holder or holders of at least 66 2/3% of the Warrant Shares purchasable under this Warrant shall request in writing, the value of such consideration shall be determined by an independent expert selected by such holders, the costs and expenses of which shall be borne by the Company, and, if the value of such consideration as so determined is less than the value determined by the Board of Directors of the Company, the lesser value shall be utilized in calculating the consideration per Share received by the Company for purposes of making the adjustment provided by paragraph (A). In the event of any merger or consolidation of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company outside of the ordinary course of business of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of Shares for stock or securities of such other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for consideration that is equal to the fair market value on the date of such transaction of such stock or securities of the other corporation, and if any such calculation results in adjustment of the Exercise Price, the determination of the number of Shares issuable upon exercise of this Warrant immediately prior to such merger, consolidation or sale, for purposes of paragraph (A), shall be made after giving effect to such adjustment of the Exercise Price.

    (iii)
    The number of Shares outstanding at any given time shall not include Shares that have been redeemed by the Company and not canceled, if any, and that are thus owned or held by or for the account of the Company, and the disposition of any such Shares shall be considered an issue or sale of Shares for purposes of paragraph (A).

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    (iv)
    "Market Price" shall mean the lower of (a) the average closing sales prices of Shares recorded on the principal national securities exchange on which the Shares are listed or in a national market system for securities in which the Shares are admitted to trading or (b) the average of the closing bid and asked prices of Shares reported in the domestic over-the-counter market, for the 20 trading days immediately prior to the day as of which the Market Price is being determined. If the Shares are not listed on any national securities exchange or admitted for trading in any national market system or traded in the domestic over-the-counter market, the Market Price shall be the higher of (y) the book value of the Shares as determined by a firm of independent public accountants of recognized standing selected by the Board of Directors of the Company as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made or (z) the fair market value of the Shares determined in good faith by the Board of Directors of the Company, provided that if the holder or holders of at least 66 2/3% of the Warrant Shares purchasable under the Warrant shall request in writing, the fair market value of the Shares shall be determined by an independent investment banking firm or other independent expert selected by such holders and reasonably satisfactory to the Company, which determination shall be as of a date which is within 15 days of the date as of which the determination is to be made.

    (v)
    Anything herein to the contrary notwithstanding, in case the Company shall issue any Shares in connection with the acquisition by the Company of the stock or assets of any other corporation or the merger of any other corporation into the Company under circumstances where, on the date of the issuance of such Shares, the consideration received for such Shares is less than the Market Price of the Shares, but on the date the number of Shares was determined, the consideration received for such Shares would not have been less than the Market Price thereof, such Shares shall not be deemed to have been issued for less than the Market Price.

    (vi)
    Anything in clause (ii) of this paragraph (B) to the contrary notwithstanding, in the case of an acquisition where all or part of the purchase price is payable in Shares or Convertible Securities but is stated as a dollar amount, where the Company upon making the acquisition pays only part of a maximum dollar purchase price which is payable in Shares or Convertible Securities and where the balance of such purchase price is deferred or is contingently payable under a formula related to earnings over a period of time, (a) the consideration received for any Shares or Convertible Securities delivered at the time of the acquisition shall be deemed to be such part of the total consideration as the portion of the dollar purchase price then paid in Shares or Convertible Securities bears to the total maximum dollar purchase price payable in Shares or Convertible Securities and (b) in connection with each issuance of additional Shares or Convertible Securities pursuant to the terms of the agreement relating to such acquisition, the consideration received shall be deemed to be such part of the total consideration as the portion of the dollar purchase price then and theretofore paid in Shares or Convertible Shares bears to the total maximum dollar purchase price payable in Shares or Convertible Securities multiplied by a fraction, the numerator of which shall be the number of Shares (or in the case of Convertible Securities other than capital stock of the Company, the aggregate principal amount of such Convertible Securities) then issued and the denominator of which shall be the total number of shares (or in the case of Convertible Securities other than capital stock of the Company, the aggregate principal amount of such Convertible Securities) then and theretofore issued under such acquisition agreement. In the event only a part of the purchase price for an acquisition is paid in Shares or Convertible Securities in the manner referred to in this clause (vi), the term "total consideration" as used in this clause (vi) shall mean that part of the aggregate consideration as is fairly allocable to the purchase price paid in Shares or Convertible Securities in the

3

      manner referred to in this clause (vi), as determined by the Board of Directors of the Company.

        (C)  In the case at any time the Company shall subdivide its outstanding Shares into a greater number of Shares, then from and after the record date for such subdivision the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Shares purchasable upon the exercise of this Warrant shall be correspondingly increased, and, conversely, in case the outstanding Shares shall be combined into a smaller number of Shares, then from and after the record date for such combination the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Shares purchasable upon the exercise of this Warrant shall be correspondingly decreased.

        (D)  Unless the provisions of paragraph (E) apply, if any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or sale of all or substantially all of its assets to another corporation outside of the ordinary course of business, shall be effected in such a way that holders of Shares (or any other securities of the Company then issuable upon the exercise of this Warrant) shall be entitled to receive stock, securities or assets with respect to or exchange for Shares (or such other securities) then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the Shares (or other securities) of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Shares (or other securities) equal to the number of Shares (or other securities) immediately theretofore so purchasable and receivable had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Exercise Price and of the number of Shares (or other securities) purchasable upon the exercise of this Warrant and for the registration thereof as provided in Section 6 of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof (including an immediate adjustment, by reason of such consolidation, merger or sale, of the Exercise Price to the value of the Shares (or other securities) reflected by the terms of such consolidation, merger or sale if the value so reflected is less than the Exercise Price in effect immediately prior to such consolidation, merger or sale). In the event of a consolidation or merger of the Company with or into another corporation as a result of which a greater or lesser number of securities of the surviving corporation are issuable to holders of Shares in respect of the number of Shares outstanding immediately prior to such consolidation or merger, then the Exercise Price in effect immediately prior to such consolidation or merger shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding Shares. The Company shall not effect any such consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof the surviving or successor corporation (if other than the Company) resulting from such consolidation or merger of the corporation purchasing such assets shall assume, by written instrument executed and mailed to the registered Holder at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such Shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase, and containing the express assumption of such surviving or successor corporation of the due performance of every provision of this Warrant to be performed by the Company and of all liabilities and obligations of the Company hereunder.

        (E)  In the event of a change in control of the Company, as defined in this paragraph (E), then the Board of Directors shall accelerate the exercise date of the Warrant or make this Warrant fully vested and exercisable and, in its sole discretion, may take any or all of the following actions: (a) grant a cash bonus

4

award to any holder of this Warrant in an amount necessary to pay the Exercise Price of all or any portion of the Warrant then held by such person; (b) pay cash to any holder of this Warrant in exchange for the cancellation of the holder's Warrant in an amount equal to the difference between the Exercise Price of such Warrant and the greater of the tender offer price for the underlying Shares or the Market Price of the Shares on the date of the cancellation of the Warrant; and (c) make any other adjustments or amendments to this Warrant. For purposes of this paragraph (E), a "change in control" shall be deemed to have occurred if (a) any "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended ("1934 Act"), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than 50% of the then outstanding voting stock of the Company; or (b) at any time during any period of three consecutive years after the date of this Warrant, individuals who at the beginning of such period constitute the Board (and any new director whose election by the Board or whose nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority thereof; or (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation.

        (F)  In case at any time the Company shall pay any dividend on or make any other distribution with respect to Shares (or any other securities of the Company then issuable upon the exercise of the Warrant) that is payable in Shares, Convertible Securities, any other securities of the Company or other stock, securities or assets, other than cash, then thereafter, and in lieu of any adjustment of the Exercise Price and the number of Shares issuable upon the exercise of this Warrant, the holder of this Warrant, upon any exercise of the rights represented hereby, shall be entitled to receive the number of Shares (or other securities) being purchased upon such exercise and, in addition to and without further payment, the Shares, Convertible Securities, other securities of any company or other stock, securities or assets which the holder of this Warrant would have received by way of such distributions if continuously since the date of the Warrant (or, if this Warrant shall have been issued pursuant to Section 7 of this Warrant, the date of the predecessor Warrant to which this Warrant relates) such holder had been the record holder of the number of Shares (or other securities), then being purchased and had retained all such Shares, Convertible Securities, other securities of the Company or other stock, securities or assets distributable with respect to such Shares (or other securities) and, furthermore, all cash, stock, securities or assets payable as dividends or distributions with respect to the foregoing and originating directly or indirectly therefrom. The Company shall reserve and retain in escrow from any such dividend or distribution of Shares, Convertible Securities, other securities of the Company or other stock, securities or assets, and from any such dividends or distributions with respect thereto and originating directly or indirectly therefrom, such Shares, Convertible Securities, other securities of the Company and other stock, securities, assets and cash as shall be necessary to fulfill its obligations to the Holder pursuant to this paragraph (F).

        (G)  If at any time conditions arise by reason of action taken by the Company, which in the good faith opinion of the Board of Directors of the Company, are not adequately covered by the provisions of this Annex 1, and which might materially adversely affect the rights of the holder of this Warrant, the Company shall appoint a firm of independent public accountants of recognized standing (which may be the regular accountants or auditors of the Company), which shall give their opinion as to the adjustments, if any, in the Exercise Price and the number of Shares purchasable upon the exercise of this Warrant, or other change in the rights of the Holder, on a basis consistent with the other provisions of this Annex 1, necessary to preserve without diminution the rights of the Holder. Upon receipt of such opinion, the Company shall forthwith make the adjustments described therein.

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(H)	(i)	Within ten (10) days of any adjustment of the Exercise Price or change in the number of Shares purchasable upon the exercise of this Warrant made pursuant to paragraphs (A), (B), (C), or (F) or any change in the rights of the holder of this Warrant by reason of the occurrence of events described in paragraphs (D), (E), or (F), the Company shall give written notice by certified or registered mail to the registered holder of this Warrant at the address of such holder as shown on the books of the Company, which notice shall describe the event requiring such adjustments (with respect to any adjustment made pursuant to paragraphs (C), (D), (E) or (F), the Exercise Price resulting from such adjustment, the increase or decrease, if any, in the number of Shares purchasable upon the exercise of this Warrant, or the other change in the rights of such holder, and set forth in reasonable detail the method of calculation of such adjustments and the facts upon which such calculations are based. Within two (2) days of receipt from the holder of this Warrant upon the surrender hereof for exercise pursuant to Section 1 of this Warrant, and within three (3) days of receipt from the Holder a written request therefor (which request shall not be made more than once each calendar quarter), the Company shall give written notice by certified or registered mail to such holder at his address as shown on the books of the Company of the Exercise Price in effect as of the date of receipt by the Company of this Warrant for exercise, or the date of receipt of such written request, and the number of Shares purchasable or the number or amount of other shares of stock, securities or assets receivable as of such date, and set forth in reasonable detail the method of calculation of such numbers; provided that no further adjustments to the Exercise Price or the number of Shares purchasable or number or amount of shares, securities or assets receivable on exercise of this Warrant shall be made after receipt of this Warrant by the Company for exercise.
(ii)
Upon each adjustment of the Exercise Price and each change in the number of Shares purchasable upon the exercise of this Warrant, and change in the rights of the holder of this Warrant by reason of the occurrence of other events herein set forth, then and in each case, upon written request of the holder of this Warrant (which request shall be made not more often than once each calendar year), the Company will at its expense promptly obtain an opinion of independent public accountants reasonably satisfactory to each holder stating the then effective Exercise Price and the number of Shares then purchasable, or specifying the other shares of stock, securities or assets and the amount thereof then receivable, and setting forth in reasonable detail the method of calculation of such numbers and the facts upon which such calculations are based. The Company will promptly mail a copy of such opinion to the registered Holder.
(I)	In case at any time:
	(i)	The Company shall pay any dividend payable in capital stock on its outstanding Shares or make any distribution (other than regular cash dividends) to the holders of Shares;
	(ii)	The Company shall offer for subscription pro rata to the holders of Shares any additional capital stock or other rights;
(iii)
There shall be authorized any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or
	(iv)	There shall be authorized or commence a voluntary or involuntary dissolution, liquidation or winding up of the Company.

then, in one or more of said cases, the Company shall given written notice by certified or registered mail to Holder at the address of Holder as shown on the books of the Company on the date on which (1) the

6

books of the Company shall close or a record shall be taken for such dividend, distribution, or subscription rights, or (2) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place or be voted upon by the shareholders of the Company, as the case may be. Such notice shall also specify the date as of which the holders of record of Shares shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least thirty (30) days prior to the action in question and no less than thirty (30) days prior to the record date or the date on which the Company's books are closed in respect thereto.

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EXHIBIT A

SUBSCRIPTION FORM

To be Executed by the Registered Holder
Desiring to Exercise the Within Warrant of
TIPPERARY CORPORATION

        The undersigned registered holder hereby exercises the right to purchase                          Shares covered by the within Warrant according to the conditions thereof, and herewith makes payment of the Exercise Price of such Shares, $                        .

Name of Registered Holder:

Signature:

Title of Signing Officer
or Agent (if any):

Address of Registered Holder:

Tax I.D. No.:

Dated:                         , 20

1

Tipperary Corporation
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 26, 2005

        The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders ("Notice") of Tipperary Corporation ("the Company") to be held on April 26, 2005, and the Proxy Statement in connection therewith, each dated March 28, 2005, (b) appoints David L. Bradshaw, with the power to act alone or to appoint his substitute, as attorney and proxy to represent and vote, as designated below, all the shares of Common Stock, par value $0.02 per share, of the Company held of record by the undersigned on March 9, 2005, at such Annual Meeting and at any adjournment(s) thereof; and (c) revokes any proxy heretofore given.

1.	The election of seven (7) directors to serve until the next Annual Meeting of Shareholders or until their successors shall be duly elected and qualified—
Nominees: David L. Bradshaw, Kenneth L. Ancell, Eugene I. Davis, Douglas Kramer, Marshall D. Lees, Charles T. Maxwell and D. Leroy Sample.
	☐	For all nominees, except those whose name(s) is (are) written below.	☐	WITHHOLD AUTHORITY to vote for all nominees.

2.	The ratification of the reappointment of PricewaterhouseCoopers LLP as the Company's independent auditors for 2005;
	☐	FOR	☐	AGAINST	☐	ABSTAIN
3.	A proposal to amend the Articles of Incorporation to increase the Company's authorized shares of Common Stock from 50,000,000 to 100,000,000 shares.
	☐	FOR	☐	AGAINST	☐	ABSTAIN
4.	To consider and act upon a proposal to grant warrants to purchase Common Stock to officers and directors of the Company.
	☐	FOR	☐	AGAINST	☐	ABSTAIN

5.	In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

(Continued, and to be signed, on page 2)

(Continued from other side)

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION TO THE BOARD OF DIRECTORS OF THE NOMINEES LISTED ON THIS PROXY, FOR PROPOSAL NO. 2, 3 AND 4 AND IN THE DISCRETION OF THE PROXY ON ANY OTHER BUSINESS.

If your shares are registered in the name of a brokerage firm or bank, only your bank or broker can vote your stock and only after receiving your specific instruction.

This proxy revokes all prior proxies.

Dated:	, 2005.	Signature(s):

Important: please date this proxy and sign exactly as your name appears to the left. When signing as attorney, administrator, trustee or guardian, please give your full title as such. When stock is in the name of more than one person, each such person should sign the proxy.

QuickLinks

TIPPERARY CORPORATION PROXY STATEMENT SOLICITATION OF PROXY
REVOCATION OF PROXY
VOTING AT THE ANNUAL MEETING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECURITY OWNERSHIP OF MANAGEMENT
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
COMMITTEES OF THE BOARD OF DIRECTORS
AUDIT COMMITTEE REPORT
DIRECTORS MEETINGS AND ATTENDANCE
COMPENSATION OF DIRECTORS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
PERFORMANCE GRAPH
COMPARISON OF TOTAL RETURN AMONG TIPPERARY CORPORATION, PEER GROUP INDEX AND AMEX MARKET VALUE INDEX
ASSUMES $100 INVESTED ON DECEMBER 31, 1999 ASSUMES DIVIDENDS REINVESTED YEAR ENDED DECEMBER 31, 2004
COMPENSATION COMMITTEE REPORT
EMPLOYMENT AGREEMENTS
EXECUTIVE OFFICERS
CODE OF BUSINESS CONDUCT AND ETHICS
PRINCIPAL ACCOUNTANT FEES
FORM 10-K
SHAREHOLDER PROPOSALS
SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
DISCRETIONARY AUTHORITY
Exhibit A (AS PROPOSED TO BE AMENDED)
Exhibit B